DIVIDENDS PAYABLE	12 Months Ended
Dec. 31, 2024
DIVIDENDS PAYABLE
DIVIDENDS PAYABLE

NOTE 24 – DIVIDENDS PAYABLE

	12/31/2024	12/31/2023
Dividends for the fiscal year 2024	2,464,804	—
Dividends for the fiscal year 2023	—	1,121,391
Dividends from previous years	25,864	33,445
	2,490,668	1,154,836

Accounting Policy

The Company has a Dividend Distribution Policy which, in line with the By laws, ensures its shareholders the right, in each year, to dividends and / or interest on equity not less than 25% of the adjusted net income, pursuant to the Brazilian Corporate Law, subsequent amendments do not authorize the capital reserve to be used to pay dividends.

The number of dividends, which represents the mandatory minimum established by Law, is recognized in liabilities and the number of dividends above the mandatory minimum is recognized in shareholders’ equity, in the proposed additional dividend account, until approval at the General Meeting.

The preferred shares of classes A and B have priority in the receipt of dividends distributed in each fiscal year, these incident at the rate of 8% and 6% per year, respectively, on the capital belonging to these species and classes of shares, apportioned equally between them.

The preferred shares will participate, under equal conditions, with the common shares in the distribution of dividends distributed in each fiscal year, after ensuring the common shares a dividend whose value is the lowest of those attributed to the preferred classes. Preferred shares are guaranteed the right to receive dividends distributed in the fiscal year, for each share, at least 10% higher than that attributed to each common share in the respective fiscal year.